In re: Jensen, et al., v. iShares Trust, et al., CGC 16-552567

On June 16, 2016, Garth Jensen, Philip
Steele, Seth Hardy, Ray Moylan, Kenneth
Powaga, Cynthia Powaga, Roger Foster and
Robert Kachelek (the "Plaintiffs"), investors in certain iShares funds (iShares Core S&P
Small-Cap ETF, iShares Russell 1000 Growth
ETF, iShares Core S&P 500 ETF, iShares
Russell Mid-Cap Growth ETF, iShares Russell
Mid-Cap ETF, iShares Russell Mid-Cap Value
ETF, iShares Select Dividend ETF, iShares
Morningstar Mid-Cap ETF, iShares
Morningstar Large-Cap ETF, iShares U.S.
Aerospace & Defense ETF and iShares U.S.
Preferred and Income Securities ETF) filed a putative class action lawsuit against iShares
Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds
(collectively, "Defendants"). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a 'flash crash', such as the one that occurred on May 6, 2010. The plaintiffs' complaint was dismissed in
December 2016 and on January 6, 2017,
plaintiffs filed an amended complaint. On April
27, 2017, the court partially granted the defendants' motion for judgment on the pleadings, dismissing certain of the plaintiffs' claims. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of the Plaintiffs' claims with prejudice. On December
1, 2017, the Plaintiffs appealed the Court's decision. The appeal was fully briefed on January 18, 2019, and a hearing on Plaintiffs' appeal has been scheduled for October 22, 2019.